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STATEMENT OF CHIEF FINANCIAL OFFICER
REGARDING FORM 10-Q FOR QUARTER ENDING
MARCH 31, 2003, PURSUANT TO 18U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

EXHIBIT 99.2

      I, Stephanie Schmitt, Chief Financial Officer of Specialty Trust, Inc. (the Company), hereby state, certify and attest in this written statement that:

      (a) The quarterly report of the Company filed on form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Stephanie Schmitt                    Dated this Dated this 14th of May, 2003
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Name:     Stephanie Schmitt
Title:   Chief Financial Officer

This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.